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                                                                    EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of Energy West, Incorporated for the quarter ended September 30, 2003, I, Robert B. Mease, Vice President and Controller (principal financial officer) of Energy West, Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) such Quarterly Report on Form 10-Q for the quarter ended, September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Energy West, Incorporated.




Date:    November 14, 2003                     /s/ Robert B. Mease
                                               -------------------------------
                                               Robert B. Mease
                                               Vice President and Controller
                                               (principal financial officer)




[A signed original of this written statement required by Section 906 has been provided to Energy West, Incorporated and will be retained by Energy West, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request]










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